JOINT FILER INFORMATION

Name:                         Anschutz Company

Address:                      555 17th Street, Suite 2400
                              Denver, Colorado 80202

Designated Filer:             Philip F. Anschutz

Issuer and Trading Symbol:    Qwest Communications International Inc. (Q)

Statement for Issuer's
Fiscal Year Ended:            12/31/2003

Signature:                    Anschutz Company
                              By:  Philip F. Anschutz, Chairman

                              /S/ Thomas A. Richardson
Dated:  February 13, 2004     Thomas A. Richardson, Attorney in Fact